CHART®

GTLS: GAS TO LIQUID SYSTEMS

CATCHING THE GLOBAL ENERGY WAVE

Chart 2011 Investment Highlights Exhibit 99.1

Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "may", "might", "should", "will", "expect", "plan", "anticipate", "believe", "estimate", "project", "forecast", "outlook", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company's actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices and changes in government energy policy; uncertainties associated with pending legislative initiatives for the use of natural gas as a transportation fuel; competition; the negative impacts of downturns in economic and financial conditions on our business; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company's global operations; fluctuations in foreign currency exchange and interest rates; the Company's ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses; the impact of the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; potential future charges to income associated with potential impairment of the Company's significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, intellectual property and employment claims; and volatility and fluctuations in the price of the Company's stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company's forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Disclosure 1

2010 Sales by Segment

BioMedical
27%
Energy &
Chemicals
25%
Distribution
& Storage
48%

2010 Sales by End-User

BioMedical
27%
General
Industrial
26%
Energy
47%

2010 Sales by Region

Americas
(Non-US)
7%
RoW
5%
Asia
21%
U.S.
43%
Europe
24%

Technology leader - energy industry is the largest end-user of Chart’s products
Leading position - #1 or #2 in all primary markets served
Global footprint – operations on four continents with about 3,200 employees
Worldwide earnings – approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.

Cold Boxes and
LNG VIP
18%
Heat
Exchangers
82%

RoW 8%
Americas
(Non-US)
7%
U.S.
50%
Asia
33%
Europe
2%

Energy & Chemicals (E&C) Segment Overview
Heat Exchanger
Cold Box
Production
2010 Sales by Product / Region
Highlights
Technology leader - providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading market positions worldwide
Manufacturing leader - one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products

Distribution & Storage (D&S) Segment Overview
2010 Sales by Product / Region
Highlights
Balanced customer base - 45% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Storage
Selected Products
Satellite LNG
Storage

BioMedical Segment Overview
2010 Sales by Product / Region
Highlights
Strong growth - increase in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing homes
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
65%
Biological
Storage
Systems
35%
Selected Products
Americas
(Non-US)
5%
U.S.
34%
Europe
49%
Asia
11%
RoW
1%

Global Manufacturing and Distribution Platform
Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Major manufacturing locations include:
China, Changzhou (D&S and E&C) and Chengdu (BioMedical)
Czech Republic, Decin (D&S)
Georgia, Canton and
Minnesota,
New Prague (D&S and BioMedical)
Wisconsin,
La Crosse and
Oklahoma,
Tulsa (E&C)
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America
Europe

Growth Opportunities
Energy & Chemicals
Significant exposure to expected global
energy demand growth, especially in
emerging economies
Small, mid and base load LNG global
projects
North American Natural Gas processing
(e.g., Shale fields and potential LNG export)
Distribution & Storage
Global relationships with major industrial gas
companies and distributors
World demand for industrial gases is forecast to
increase 8% annually to over $50 billion in 2014
(Source: Freedonia Group Inc. August 2010 “World Industrial
Gases”)
Supply equipment for the full LNG value chain,
including transportation equipment, terminal
storage, and vehicle tanks
BioMedical
Oxygen respiratory therapy growth with
aging demographics, especially in emerging
markets
Expansion of product portfolio to non-
delivery modalities with recent SeQual and
CFIC acquisitions
Increasing biological research expenditures

demand and supply
Quadrillion BTUs
300
250
200
150
100
50
0
Oil
Average
Growth Rate
Per Year
0.8%
Coal
0.5%
Gas
1.8%
Biomass
0.5%
Nuclear
2.3%
Hydro, Geo
2.2%
Wind, Solar,
Biofuels
9.6%
2005 2030

Source: *ExxonMobil– Outlook for Energy, A View to 2030*

World Natural Gas Production by Type
bcm
5 000
4 000
3 000
2 000
1 000
0
20%
16%
12%
8%
4%
0%
2008
2015
2020
2025
2030
2035
Conventional
Tight
Coalbed methane
Shale
Share of
unconventional
(right axis)

Source: *IEA – World Energy Outlook 2010, New Policy Scenario*

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Growing industry - Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for
Chart’s products.
Natural gas expansion - U.S. natural gas processing is rising with production of unconventional gas.
World primary demand for natural gas expands on average by 1.4% per year (2008-2035) with the biggest increases in the Middle East, China and India.
(Source:
International Energy Agency – World Energy Outlook
2010, New Policies Scenario)
LNG growth leader - “Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by 2020.”
(Source:
ExxonMobil quoted at CWC World LNG Summit, Barcelona – December 2009)
Global Natural Gas Production and Demand

Natural gas penetration – Increasing as a viable energy source and transportation fuel due to its high energy density, lower costs, cleaner emissions profile, and plentiful supply due to improved drilling technologies (e.g. shale gas)
Broad product offering - Chart provides products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment and vehicle tanks for both on-road and off-road heavy duty vehicles and marine applications
Shift is beginning – Starting to see U.S. fleets convert to natural gas as a fuel. Administration appears to be shifting policy towards the use of more natural gas in the U.S. Adoption of a U.S. energy bill could significantly boost natural gas vehicle adoption and drive a multi-year build-out of LNG production, storage and distribution infrastructure, creating additional market opportunities
LNG Value Chain Opportunities

China LNG Demand Outlook
Domestic
Imported
Trillion Cubic Feet (TCF)
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: *Company Estimates*

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Dramatic increase in imported LNG in China has already begun and is expected to accelerate, with China aggressively investing in LNG infrastructure, including LNG transportation and storage equipment
China’s twelfth 5-year plan (2011 - 2015) mandates an increase of gas as a percentage of energy consumption from less than 4% to over 8% (compared to over 20% for the U.S.)
China road transit authority expects to add 2 million new gas fueled vehicles, with 2/3 being LNG
Lack of pipeline infrastructure in China requires “virtual pipeline” with LNG, and Chart D&S equipment (e.g., storage, transportation, etc.) can fill this gap
China LNG Demand Outlook

Acquisition Initiatives
Organic growth
Consolidation
Internal product
development
Bolt-on
New Platform
Internal market
development
Bolt-on
Existing
Products
New Products
Existing
Markets
New Markets
Organic
Inorganic
Emerging Markets
-
China/Asia LNG
Emerging Products
-
Natural Gas Production
-
LNG “Virtual Pipeline”
Acquisitions
-
Nine acquisitions since 2005
New Business Platform
-
Energy, Industrial Gas and/or other
segments

Last Growth Cycle CAGR (2004-2008)
Sales 25%
Oper. Inc. 38%
Sales ($MM)
Operating Income ($MM)
800
700
600
500
400
300
200
100
0
160
140
120
100
80
60
40
20
0
2004
2005(1)
2006
2007
2008
2009
2010
2011(2) Fcst
Sales
Operating Income

(1) Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve.

(2) 2011 forecast includes approximately $7.0 million in estimated restructuring related charges

Strong Track Record of Successful Execution
During last growth cycle Company leveraged
its flexible manufacturing platform resulting in
operating income growth that outpaced sales
Flexible cost structure and good execution
allowed for aggressive response to economic
downturn resulting in higher operating income
level than last cycle low point
Improving markets and good performance
continue to drive favorable earnings and cash
generation, resulting in strong balance sheet
with significant liquidity
Similar or higher growth, leveraged by
acquisitions, expected to occur again during
the current growth cycle
Current 2011 sales forecast of $740 - $780
million exceeds prior peak sales of $753
million achieved in 2008

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

Historical Orders and Backlog Orders Backlog 13

2011 Outlook
Global markets continue their recovery during 2011 with the return of significant project work in the E&C business and continued growth in LNG-related orders in the D&S business
Recent contract awards in Saudi Arabia and Qatar totaling in excess of $110 million increase our optimism about additional large project opportunities in the E&C business
First quarter results exceeded expectations with record orders leading the way.  Based on first quarter performance, current backlog and strong order trends, we raised our 2011 sales and earnings guidance with a sales forecast of $740 to $780 million and earnings of
$1.65 to $1.85 per diluted share
This guidance includes approximately $0.15 per diluted share for anticipated restructuring charges for the recently completed SeQual acquisition and trailing costs associated with the shutdown of the Plainfield, Indiana facility acquired from Covidien.  Therefore, our adjusted EPS would be $1.80 to $2.00 per share

Summary of Investment Highlights
Positioned for continued significant growth
–
Substantial organic growth expected, especially across Asian markets
–
New product development taking advantage of leading proprietary technology and designs
–
Strong track record of maximizing operating efficiencies and growth
–
Continued inorganic growth initiatives with continued strategic, accretive acquisition activity
Flexible Manufacturing Platform
–
Ability to rapidly adjust production as demand fluctuates
–
Necessary capacity expansion or contraction is easily attainable without significant spend
Very strong balance sheet
–
Low net debt position, but will continue to optimize capital structure
–
Substantial free cash flow growth and liquidity, especially with new senior credit facility
Very stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in industrial gas use, and biomedical opportunities